UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) September 14, 2004
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                           Interleukin Genetics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             000-23413                                  94-3123681
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     (Commission File Number)                (IRS Employer Identification No.)


              135  Beaver Street Waltham, MA                       02452
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         (Address of Principal Executive Offices)                (Zip Code)

                                 (781) 398-0700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) On September 14, 2004, Bert Crandell and Beto Guajardo resigned from the Board of Directors of Interleukin Genetics, Inc. Both Mr. Crandell and Mr. Guajardo had been elected by Pyxis Innovations, Inc. Pyxis Innovations, as the sole holder of shares of our Series A Preferred Stock, has the right to appoint four out of five members of our Board of Directors.

(d) On September 15, 2004, the two remaining directors elected by Pyxis Innovations elected William J. Viveen, Jr. to the Board of Directors of Interleukin Genetics, Inc. Mr. Viveen has also been named to our Audit Committee. Mr. Viveen is Vice President Finance and Corporate Controller of Alticor, Inc. Pyxis Innovations is a subsidiary of Alticor.

A copy of the press release announcing these changes is attached hereto as
Exhibit 99.1, which is incorporated in this Item 5.02 by reference.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.    Description
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   99.1        Press Release dated September 20, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Interleukin Genetics, Inc.
                                                    --------------------------
                                                    (Registrant)



Date: September 20, 2004                            /s/ Fenel M. Eloi
                                                    ---------------------------
                                                    Fenel M. Eloi
                                                    Chief Operating Officer,
                                                    Chief Financial Officer,
                                                    Treasurer and Secretary